UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2233 Argentia Road, Suite 401
 Mississauga, Ontario, L5N 2X7, Canada
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (905) 821-9669

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares Common Shares	STKL SOY	The Nasdaq Stock Market LLC The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.  OTHER EVENTS.

SunOpta Inc. (the "Company") is relying on the U.S. Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934, as amended, dated March 25, 2020 (Release No. 34-88465) (the "Order") to delay the filing of its Definitive Proxy Statement on Form DEF 14A (the "Proxy Statement"), including the information omitted from the Company's Annual Report on Form 10-K for the year ended December 28, 2019 pursuant to General Instruction G(3) of the Form 10-K (the "Part III Information"), which it expects to include in the Proxy Statement, due to the circumstances related to the COVID-19 pandemic. In particular, due to the fact that management and most administrative employees are currently required by law to work from home, the Company has been unable to coordinate the necessary review of the Proxy Statement on a normal timeline. Notwithstanding the foregoing, the Company expects to file the Proxy Statement, including the Part III Information, no later than May 1, 2020, which is within the time period prescribed by the Order.

The following is a risk factor applicable to the Company relating to the global COVID-19 pandemic.

The COVID-19 pandemic has significantly impacted worldwide economic conditions and could have a material adverse effect on our business and financial results

Our business and financial results may be negatively impacted by the 2019 novel coronavirus (COVID-19) pandemic, including causing significant volatility in customer demand for our products, changes in consumer behavior and preference, disruptions in our manufacturing and supply chain operations, disruptions to our business expansion plans, limitations on our employees' ability to work and travel, significant changes in the economic conditions in markets in which we operate and related currency and commodity volatility, and pressure on our liquidity.  Despite our efforts to manage these impacts, they also depend on factors beyond our knowledge or control, including the duration and severity of the COVID-19 pandemic and actions taken to contain its spread and mitigate its public health effects.  As a result, we cannot reasonably estimate the negative impact of the COVID-19 pandemic on our business and financial results, but the impact could be material and last for an extended period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Jill Barnett

Jill Barnett
Chief Administrative Officer

Date	April 28, 2020